Exhibit 10.1

FORM OF

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

WOODSIDE HOMES COMPANY, LLC

Dated as of [               ], 2014

THE UNITS REPRESENTED BY THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS.  SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT
OF
WOODSIDE HOMES COMPANY, LLC

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SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

WOODSIDE HOMES COMPANY, LLC

This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of WOODSIDE HOMES COMPANY, LLC (the “Company”), dated as of [                 ], 2014, is adopted, executed and agreed to, for good and valuable consideration, by and among the members listed on the Schedule of Members (as defined below), and shall be effective as of the Effective Time (as defined below).  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Section 2.1.

RECITALS

WHEREAS, the Company was formed under the name PH Holding LLC under the Act (as defined herein) pursuant to a Certificate of Formation, filed with the Secretary of State of the State of Delaware on June 17, 2009, and the confirmed Second Amended Joint Plan of Reorganization of Woodside Group, LLC and Affiliated Debtors in effect in the federal bankruptcy cases titled In re Woodside Group, LLC, et al., jointly administered under Chapter 11 Case No. 6:08-bk-20682-PC, each in the United States Bankruptcy Court for the Central District of California, Riverside Division;

WHEREAS, on September 25, 2012, the members party thereto executed and delivered that certain Amended and Restated Limited Liability Company Agreement of PH Holding LLC (the “Prior Agreement”);

WHEREAS, on June 7, 2013, the Company changed its name to Woodside Homes Company, LLC by the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware;

WHEREAS, Members holding the requisite percentage of the outstanding Units (as defined in the Prior Agreement) of the Company have duly consented to the execution and delivery of this Agreement, which shall amend and restate the Prior Agreement in its entirety;

WHEREAS, Woodside Homes, Inc., a Delaware corporation (“Woodside Inc.”), and the Company intend to enter into an underwriting agreement (i) to issue and sell to the several Underwriters named therein shares of Class A Common Stock, par value $0.01 per share, of Woodside Inc. (the “Class A Common Stock”) and (ii) to make a public offering of such shares of Class A Common Stock (collectively, the “IPO”);

WHEREAS, in connection with the IPO, it is contemplated that pursuant to this Agreement (i) immediately prior to consummation of the IPO (the “Effective Time”), all of the outstanding limited liability company interests in the Company will be reclassified into one class and series of units of membership interest in the Company and (ii) immediately after the IPO, Woodside Inc. will purchase (a) newly-issued Units from the Company and (b) Units held by certain of the Members, in each case using the net proceeds from the IPO (collectively, the “IPO Transactions”); and

WHEREAS, the Members wish to amend and restate the Prior Agreement, effective as of the Effective Time, as set forth herein to give effect to the IPO Transactions and to reflect the admission of Woodside Inc. as a Member and as sole managing member of the Company (the “Managing Member”).

AGREEMENT

NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereto agree as follows:

ARTICLE 1.  CONTINUATION OF THE COMPANY

Section 1.1                                    Continuation of the Company.  The Company was previously formed as a limited liability company under the Act by the filing of the Certificate with the Office of the Secretary of State of Delaware on June 17, 2009.  Each Member agrees to be bound by the terms and conditions of this Agreement.  The Members hereby agree to continue the Company as a limited liability company under the Act for the purposes and upon the terms and conditions hereinafter set forth.  To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

Section 1.2                                    Name.  The name of the Company is “Woodside Homes Company, LLC,” as such name may be modified from time to time by the Managing Member as it may deem advisable.

Section 1.3                                    Business of the Company.  Subject to the limitations on the activities of the Company otherwise specified in this Agreement, the purpose and business of the Company shall be the conduct of any business or activity that may be conducted by a limited liability company organized pursuant to the Act.

Section 1.4                                    Location of Principal Place of Business.  The location of the principal place of business of the Company is 39 East Eagleridge Drive, Suite 102, North Salt Lake City, Utah 84054 or such other location as may be determined by the Managing Member.  In addition, the Company may maintain such other offices as the Managing Member may deem advisable at any other place or places within or without the State of Delaware.

Section 1.5                                    Registered Agent.  The registered agent for the Company is Paracorp Incorporated, 2140 S. Dupont Highway, in the City of Camden, County of Kent, Delaware 19934.  The Managing Member may change the registered agent from time to time as it deems appropriate.

Section 1.6                                    Term.  The term of the Company commenced on the date of filing of the Certificate, and shall be perpetual unless the Company is earlier dissolved and terminated in accordance with the provisions of this Agreement.

ARTICLE 2.   DEFINITIONS

Section 2.1                                    Definitions.  The following terms used in this Agreement shall have the following meanings.

“Act” means the Delaware Limited Liability Company Act, 6 Del. Code §18-101 et seq., as in effect on the date hereof and as it may be amended hereafter from time to time.

“Adjusted Capital Account”  means, with respect to any Member, the Member’s Capital Account at such time (x) increased by the sum of (A) the amount of the Member’s share of partnership minimum gain (as defined in Regulation section 1.704-2(g)(1) and (3)), (B) the amount of the Member’s share of partner nonrecourse debt minimum gain (as defined in Regulation section 1.704-2(i)(5)) and (C) any amount of the deficit balance in its Capital Account that the Member is treated as obligated to restore pursuant to Regulation section 1.704-1(b)(2)(ii)(c) and (y) decreased by reasonably expected adjustments, allocations and distributions described in Regulation sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).  This definition shall be interpreted consistently with Regulation section 1.704-1(b)(2)(ii)(d).

“Affiliate” means with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity interests, by contract or otherwise; and the terms “controlling” and “controlled” have correlative meanings to the foregoing.  For purposes of the definition of “control,” a general partner or the managing member of a Person shall always be considered to control such Person.  Notwithstanding the foregoing, for purposes of this Agreement, none of the Members or their Affiliates, solely by virtue of being Members of the Company, shall be considered Affiliates of any other Members or the Company; provided that the Managing Member shall be deemed to be an Affiliate of the Company.

“Agreement” means this Second Amended and Restated Limited Liability Company Agreement, as amended, modified or supplemented from time to time.

“Assignee” has the meaning set forth in Section 9.2(d).

“Assumed Tax Rate” means a rate determined by the Managing Member for the applicable Fiscal Year, which shall not exceed the greater of the highest effective combined marginal U.S. federal, state and local income tax rate applicable during such fiscal year to a natural person residing in or corporation doing business in New York, New York (after giving effect to any differences in rates applicable to ordinary income and capital gains and any U.S. federal income tax deduction for such state and local income taxes).

“Automatic Shelf Registration Statement” means an automatic shelf registration statement (as such term is defined in Rule 405 of the Securities Act) on Form S-3.

“Block Sale” means the sale of a number of shares of Common Stock (as defined in the Registration Rights Agreement) representing at least 1.0% of the outstanding shares of Common Stock to one or several purchasers in a registered transaction by means of (i) a bought deal, (ii) a block trade or (iii) a direct sale.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required to close in New York City, New York.

“Capital Account” means, with respect to any Member, the account maintained by the Company with respect to such Member in accordance with Section 3.10.

“Capital Contribution” means a contribution to the capital of the Company.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a limited liability company, partnership or other Person (other than a corporation), and any and all securities, warrants, options or other rights to purchase or acquire or that are convertible into any of the foregoing.

“Certificate” means the Certificate of Formation of the Company, as amended, modified or supplemented from time to time.

“Change of Control” has the meaning set forth for such term under the Exchange Agreement.

“Class A Common Stock” has the meaning set forth in the Recitals.

“Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of Woodside Inc.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble hereof.

“Company Minimum Gain” has the meaning set forth for the term “partnership minimum gain” in Regulations section 1.704-2(d).

“Custody Agreement and Power of Attorney” has the meaning set forth in Section 9.8(e).

“Depreciation” has the meaning set forth in the definition of “Net Income” or “Net Loss” under paragraph (e) therein.

“Distribution” means each distribution after the Effective Time made by the Company to a Member, whether in cash, property or securities of the Company, pursuant to, or in respect of, Article 5 or Article 10.

“Effective Time” has the meaning set forth in the Recitals.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, effective on or about the Effective Time, among the Company, Woodside Inc. and the Company Unitholders (as defined therein) from time to time party thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Excluded Securities” means LLC Units issued in connection with: (a) a grant to or exercise by any existing or prospective consultants, employees, officers or directors pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation arrangement; (b) the conversion or exchange of any securities of the Company into shares of Class A Common Stock; (c) the purchase or issuance of Units by or to Woodside Inc. pursuant to Section 3.2(c) or Section 3.2(d); (d) any acquisition by the Company of the stock, assets, properties or business of any Person; (e) any merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (f) a stock or Unit split, stock or Unit dividend or any similar recapitalization of the Company; or (g) any issuance of warrants or other similar rights to purchase LLC Units to lenders or other institutional investors or to Woodside Inc. in the case of a debt financing by Woodside Inc. in which Woodside Inc. issues warrants to the lenders or other institutional investors in accordance with the terms of the Stockholders Agreements (excluding the Oaktree Members and the Stonehill Members) in any arm’s-length transaction providing debt financing to Woodside Inc., the Company or any of its subsidiaries (the “Financing Warrants”) where such Financing Warrants, together with all then outstanding Financing Warrants, are not equal to and not convertible into an aggregate of more than 5% of the outstanding LLC Units on a fully diluted basis at the time of the issuance of such Financing Warrants, in each case, approved in accordance with the terms of this Agreement (to the extent such approval is required).

“Exercise Period” has the meaning set forth in Section 3.2(f).

“Fair Market Value” means, except as otherwise provided for herein, as of any given date of determination, the cash price, as determined in good faith by the Managing Member using any reasonable method of valuation and taking into account any relevant facts and circumstances then prevailing and in accordance with this Agreement, at which a willing seller would sell, and a willing buyer would buy, each being apprised of all relevant facts and neither acting under compulsion, such assets or properties in an arm’s-length negotiated transaction with an unaffiliated third party without time constraints.

“Family Group” means, for any individual, such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) and the spouses of such descendants, and any trust, limited partnership, corporation or limited liability company established solely for the benefit of such individual or such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted)

or the spouses of such descendants.

“Fiscal Year” has the meaning set forth in Section 6.4.

“Follow-On Holdback Period” has the meaning set forth in Section 9.8(f).

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)                                 the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross Fair Market Value of such asset on the date of the contribution;

(b)                                 the Gross Asset Values of all Company assets shall be adjusted to equal their respective gross Fair Market Values as of the following times:

(i)                                     the acquisition of an additional interest in the Company after the Effective Time by a new or existing Member in exchange for more than a de minimis Capital Contribution, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(ii)                                  the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company or any of its subsidiaries by an existing or a new Member acting in a “partner capacity,” or in anticipation of becoming a “partner” (in each case within the meaning of Regulations section 1.704-1(b)(2)(iv)(d));

(iii)                               the Distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company; and

(iv)                              the liquidation of the Company within the meaning of Regulations section 1.704-1(b)(2)(ii)(g);

(c)                                  the Gross Asset Value of any Company asset distributed to a Member shall be the gross Fair Market Value of such asset on the date of Distribution;

(d)                                 the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code section 734(b) or Code section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the Managing Member determines that an adjustment pursuant to subparagraph (b) of this definition of Gross Asset Value is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d); and

(e)                                  with respect to any asset that has a Gross Asset Value that differs from its adjusted tax basis, Gross Asset Value shall be adjusted by the amount of Depreciation rather than any other depreciation, amortization or other cost recovery method.

“Incidental Registration” has the meaning set forth in Section 9.8(a).

“Indemnified Party” has the meaning set forth in Section 8.6(a).

“Interest” when used in reference to an interest in the Company, means the entire ownership interest of a Member in the Company at any particular time, including its interest in the capital, profits, losses and distributions of the Company.

“IPO” has the meaning set forth in the Recitals.

“IPO Holdback Period” has the meaning set forth in Section 9.8(f).

“IPO Transactions” has the meaning set forth in the Recitals.

“Issuance Notice” has the meaning given to such term in Section 3.2(f)(i).

“Liquidator” has the meaning set forth in Section 10.2(b).

“LLC Units” means any and all (x) Units, (y) securities of the Company or any of its subsidiaries that are convertible into, or exchangeable or exercisable for, Units and (z) options, warrants or other rights to acquire, Units, other than, in each case, Excluded Securities.

“Managing Member” has the meaning set forth in the Recitals.

“Member” means each of the Persons listed on the Schedule of Members and each other Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Act.  The Members shall constitute the “members” (as such term is defined in the Act) of the Company.  Any reference in this Agreement to any Member shall include a Substituted Member to the extent such Substituted Member was admitted to the Company in accordance with the provisions of this Agreement.

“Member Minimum Gain” means minimum gain attributable to Member Nonrecourse Debt determined in accordance with Regulations section 1.704-2(i).

“Member Nonrecourse Debt” has the meaning set forth for the term “partner nonrecourse debt” in Regulations section 1.704-2(b)(4).

“Net Income” or “Net Loss” means, for each Fiscal Year or other period, an amount equal to the Company’s taxable income or loss for such Fiscal Year or other period, determined in accordance with Code section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code section 703(a)(1) shall be included in such taxable income or loss), with the following adjustments:

(a)                                 any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

(b)                                 any expenditures of the Company described in Code section 705(a)(2)(B) or treated as Code section 705(a)(2)(B) expenditures pursuant to Regulations section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

(c)                                  in the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Gross Asset Value of the asset) or loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset for purposes of computing Net Income or Net Loss;

(d)                                 gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)                                  in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, with respect to a Company asset having a Gross Asset Value that differs from its adjusted basis for tax purposes, “Depreciation” with respect to such asset shall be computed by reference to the asset’s Gross Asset Value in accordance with Regulation section 1.704-1(b)(2)(iv)(g);

(f)                                   to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code section 734(b) or 743(b) is required pursuant to Regulations section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts as a result of a Distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(g)                                  any item of income, gain, credit, loss, deduction or expenditure allocated under Section 4.2 shall be excluded from the computation of Net Income and Net Loss.

“New Units” has the meaning set forth in Section 3.2(f).

“Oaktree Member” or “Oaktree Members” means, without duplication, (i) Oaktree AC InvestCo, L.P., Oaktree AC InvestCo 2, L.P., and Oaktree AC InvestCo 3, L.P., each a Delaware limited partnership, and (ii) each Permitted Transferee thereof, in each case for so long as such Person (a) is owned, directly or indirectly, by one or more investment funds or accounts affiliated with Oaktree Capital Management, L.P. and (b) beneficially owns one or more Units; provided that, to the extent there is more than one Oaktree Member, any consents required hereunder shall be determined by holders of a majority of the Units held by all Oaktree Members.

“Officer” and “Officers” have the meanings set forth in Section 8.2(a).

“Other Registration Rights” means the registration rights of any holder of securities of Woodside Inc. granted other than pursuant to this Agreement, including any rights granted pursuant to the Registration Rights Agreement.

“Percentage Interest” means, with respect to each Member, as of the applicable date of determination, a fraction (expressed as a percentage), the numerator of which is the number of Units held by such Member and the denominator of which is the total number of Units held by all Members.

“Permitted Transferee” means, with respect to any Member, (a) its Affiliates (including, in the case of any Member that is an entity, any distribution by such Member to its members, partners or shareholders (the “Member’s Owners”), and any related distributions by the Member’s Owners to their respective members, partners or shareholders), (b) in the case of an individual, any member of its Family Group.

“Person” means any individual, partnership, limited liability company, association, corporation, trust or other entity.

“Piggyback Rights Holder” has the meaning ascribed thereto in Section 9.8.

“Post-IPO Units” means the number of Units outstanding after giving effect to the completion of the IPO (after taking into account the delivery of shares to the underwriters in respect of any overallotment option) and the related issuance of Units to the Managing Member by the Company in exchange for a portion of the proceeds therefrom, as such number of Units may be equitably adjusted to reflect any dividend, split, subdivision or combination of shares, or reclassification, recapitalization, merger, consolidation or other reorganization of or with respect to the Units occurring subsequent to such time.

“Prior Agreement” has the meaning set forth in the Recitals.

“Pro Rata Ownership Interest” means, with respect to any Member, on any issuance date for New Units, such Member’s percentage ownership of the total number of shares of Class A Common Stock (calculated on an as-exchanged basis assuming that all Units have been exchanged for shares of Class A Common Stock pursuant to the Exchange Agreement) outstanding on such date immediately prior to the issuance of such New Units.

“Pro Rata Portion” has the meaning given to such term in Section 3.2(f).

“Quarterly Estimated Tax Periods” means the two, three, and four calendar month periods with respect to which Federal quarterly estimated tax payments are made.  The first such period begins on January 1 and ends on March 31.  The second such period begins on April 1 and ends on May 31.  The third such period begins on June 1 and ends on August 31.  The fourth such period begins on September 1 and ends on December 31.

“Registrable Securities” means shares of Class A Common Stock that may be delivered in exchange for Units and other shares of Class A Common Stock otherwise held by a

Member from time to time.  For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities and such Registrable Securities shall be deemed to be in existence whenever such Person has the right to acquire such Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right other than vesting), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.  For purposes of this Agreement, as to any particular Member, Registrable Securities shall cease to be Registrable Securities when and to the extent that (i) such Registrable Securities (A) have been sold in a transaction registered under the Securities Act, (B) have been sold pursuant to Rule 144 or (C) in the case of any Registrable Securities that are not “restricted securities” for purposes of Rule 144 under the Securities Act, have been sold by a Person who is not an “affiliate” of Woodside Inc. for purposes of Rule 144 in reliance upon Section 4(a)(1) of the Securities Act or (ii) such Registrable Securities cease to be outstanding (or issuable upon exchange).

“Registration Rights Agreement” means the Registration Rights Agreement, effective on or about the Effective Time, among Woodside Inc. and the Holders (as defined therein) from time to time party thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Regulation” means a Treasury Regulation promulgated under the Code.

“Regulatory Allocations” has the meaning set forth in Section 4.2(g).

“Rule 144” means Rule 144 under the Securities Act.

“Schedule of Members” has the meaning set forth in Section 3.1(b).

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholders Agreements” means those certain Stockholders Agreements dated as of even date herewith by and among Woodside Inc. and the Oaktree Members and the Stonehill Member, respectively, as the same may be amended, modified, supplemented or restated from time to time.

“Stonehill Member” or “Stonehill Members” means, without duplication, (i) Stonehill Institutional Partners, L.P. and (ii) each Permitted Transferee, in each case for so long as such Person is (a) managed by Stonehill Capital Management LLC and (b) beneficially owns one or more Units; provided that, to the extent there is more than one Stonehill Member, any consents required hereunder shall be determined by holders of a majority of the Units held by all Stonehill Members.

“Substituted Member” means any Person admitted to the Company as a substituted Member pursuant to the provisions of Article 9.

“Tax Advances” has the meaning set forth in Section 4.4.

“Tax Distribution” has the meaning set forth in Section 5.4.

“Tax Matters Partner” has the meaning set forth in Section 6.5.

“Tax Receivable Agreement” means the Tax Receivable Agreement, effective on or about the Effective Time, among the Company, Woodside Inc., and the Members (as defined therein) from time to time party thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Transfer,” “Transferee” and “Transferor” have the respective meanings set forth in Section 9.1.

“Unit” has the meaning set forth in Section 3.1(a).

“Void Transfer” has the meaning set forth in Section 9.1.

“Withdrawing Member” has the meaning set forth in Section 9.2(d).

“Woodside Inc.” has the meaning set forth in the Recitals.

Section 2.2                                    Rules of Interpretation.  Unless the context otherwise clearly requires: (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (d) provisions apply to successive events and transactions; (e) all references in this Agreement to “include” or “including” or similar expressions shall be deemed to mean “including without limitation”; (f) all references in this Agreement to designated “Articles,” “Sections,” “paragraphs,” “clauses” and other subdivisions are to the designated Articles, Sections, paragraphs, clauses and other subdivisions of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, clause or other subdivision; and (g) any definition of or reference to any agreement, instrument, document, statute or regulation herein shall be construed as referring to such agreement, instrument, document, statute or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).  This Agreement is among financially sophisticated and knowledgeable parties and is entered into by the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared, or caused the preparation of, this Agreement or the relative bargaining power of the parties.

ARTICLE 3.   CAPITALIZATION

Section 3.1                                    Units; Initial Capitalization; Schedule of Members.

(a)                                 Each Member’s interest in the Company, including such Member’s interest, if any, in the capital, income, gains, losses, deductions and expenses of the Company, shall be represented by Units of limited liability company interest (each, a “Unit”).  As of the Effective Time, the Company shall have one authorized class of Units.  All Units shall have identical rights and privileges in all respects.  The Company shall have the authority to issue an unlimited number of Units.  Immediately following the IPO, the Company will issue Units to Woodside Inc. in exchange for a contribution of the net proceeds received by Woodside Inc. from the IPO (less any proceeds used to purchase Units from Members) to the Company, such that following the sale of Units by any Members and the issuance of Units by the Company the total number of Units held by Woodside Inc. will equal the total number of outstanding shares of Class A Common Stock.  Following such purchase of Units by Woodside Inc. in connection with the IPO, Units shall only be issued to Woodside Inc. in accordance with Section 3.2(c) or Section 3.2(d).

(b)                                 The aggregate number of outstanding Units and the aggregate amount of cash Capital Contributions that have been made by the Members and the Fair Market Value of Capital Contributions in the form of any property other than cash contributed by the Members with respect to the Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) shall be set forth on a schedule maintained by the Company.  The Company shall also maintain a schedule setting forth (i) the name and address of each Member, (ii) the number and class of Units owned by such Member, and (iii) with respect to each Transfer permitted under this Agreement, the date of such Transfer, the number of Units Transferred and the identity of the Transferor and Transferee(s) of such Units (such schedule, the “Schedule of Members”).  The Schedule of Members shall be the definitive record of ownership of each Unit or other Capital Stock of the Company and all relevant information with respect to each Member.  The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units or other Capital Stock of the Company for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units or other Capital Stock of the Company on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.

(c)                                  At the Effective Time, all of the Class 1 Units and Class 2 Units (each as defined in the Prior Agreement) held by each Member immediately prior to the Effective Time shall, at the Effective Time, be automatically reclassified into the number of Units of the Company set forth opposite such Member’s name on the Schedule of Members. Substantially concurrently with such reclassification and in connection therewith, the Company shall distribute to each Member (other than the Managing Member) a number of shares of Class B Common Stock equal to the number of Units held by such Member.

(d)                                 In the event of a dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of all or any class of Units of the Company, liquidation, spin-off, or other change in organizational structure affecting the Units (including any conversion of the Company to a corporation, whether by merger, filing of a certificate of conversion or otherwise), the number and class of Units shall be appropriately adjusted for the benefit of Members by the Managing Member.

Section 3.2                                    Authorization and Issuance of Additional Units.

(a)                                 The Managing Member is authorized to (i) create additional classes of Units, (ii) subdivide the Units of any such class into one or more series, (iii) fix the designations, powers, preferences and rights of the Units of each such class or series and any qualifications, limitations or restrictions thereof, and (iv) subject to Article 12, amend this Agreement to reflect such actions and the resulting designations, powers, and relative preferences and rights of all the classes and series thereafter authorized under this Agreement.

(b)                                 The authority of the Managing Member with respect to each such class and series created in accordance with this Section 3.2 shall include establishing the following:  (i) the number of Units or securities constituting that class or series and the distinctive designation thereof, (ii) whether or not the Units or securities of such class or series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per Unit or security payable in case of redemption, which amount may vary under different conditions and at different redemption dates, (iii) the rights and preferences of the Units or securities of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding—up of the Company, (iv) the relative rights of priority, if any, of allocations of income or loss or of payment with respect to Units or securities of that class or series and (v) any other relative rights, preferences and limitation of that class or series.

(c)                                  If, following the IPO, Woodside Inc. issues shares of Class A Common Stock (other than an issuance of the type covered by Section 3.2(d) or pursuant to the Exchange Agreement), Woodside Inc. shall promptly contribute to the Company all the net proceeds and property (if any) received by Woodside Inc. with respect to such Class A Common Stock.  Upon the contribution by Woodside Inc. to the Company of all (but not less than all) of such net proceeds and property (if any) so received by Woodside Inc., the Managing Member shall cause the Company to issue a number of Units equal to the number of shares of Class A Common Stock so issued, registered in the name of Woodside Inc., such that, at all times, the number of Units held by Woodside Inc. equals the number of outstanding shares of Class A Common Stock.

(d)                                 At any time that Woodside Inc. issues one or more shares of Class A Common Stock in connection with an equity incentive program, whether such share or shares are issued upon exercise (including cashless exercise) of an option, settlement of a restricted stock unit, as restricted stock or otherwise, the Managing Member shall cause the Company to issue to Woodside Inc. an equal number of Units, registered in the name of Woodside Inc.; provided that Woodside Inc. shall be required to contribute all (but not less than all) the net proceeds and property (if any) received by Woodside Inc. from or otherwise in connection with such issuance of one or more shares of Class A Common Stock, including the exercise price of any option exercised, to the Company. If any such shares of Class A Common Stock so issued by Woodside Inc. in connection with an equity incentive program are subject to vesting or forfeiture provisions, then the Units that are issued by the Company to Woodside Inc. in connection therewith in accordance with the preceding provisions of this Section 3.2(d) shall be subject to vesting or forfeiture on the same basis; if any of such shares of Class A Common Stock vest or are forfeited, then an equal number of Units issued by the Company in accordance with the preceding provisions of this Section 3.2(d) shall automatically vest or be forfeited.  Any cash or property held by either Woodside Inc. or the Company or on either’s behalf in respect of dividends paid on restricted Class A Common Stock that fail to vest shall be returned to the Company upon the forfeiture of such restricted Class A Common Stock.

(e)                                  For purposes of this Section 3.2, “net proceeds” means gross proceeds to Woodside Inc. from the issuance of Class A Common Stock or other securities less any underwriting or similar discounts or commissions and all bona fide out-of-pocket expenses of Woodside Inc., the Company and their respective subsidiaries in connection with such issuance.

(f)                                   The Company hereby grants to the Oaktree Members, on the one hand, and the Stonehill Members, on the other, so long as the Oaktree Members or the Stonehill Members, respectively, own at least 20% of the Post-IPO Shares (as such term is defined in the Stockholders Agreements) owned by the Oaktree Members or Stonehill Members, respectively, the right to purchase, on any issuance date of new LLC Units that the Company may from time to time issue or sell to any other Person for cash or no consideration (“New Units”), a number of New Units in an amount such that such Oaktree Members’ and Stonehill Members’, as applicable, Pro Rata Ownership Interest shall remain unaffected by the issuance of Units upon conversion, exchange or exercise of the New Units (such Members’ “Pro Rata Portion”).

(i)                                     The Company shall give written notice (an “Issuance Notice”) of any proposed issuance or sale described in subsection (a) above to the Oaktree Members and the Stonehill Members at least 15 Business Days prior to such issuance or sale.  The Issuance Notice shall, if applicable, be accompanied by a written offer from any prospective purchaser seeking to purchase New Units and shall set forth the material terms and conditions of the proposed issuance, including (x) the number and description of the New Units proposed to be issued and the percentage of the Company’s outstanding Units such issuance would represent; (y) the proposed issuance date; and (z) the proposed purchase price per New Unit.

(ii)                                  Each of the Oaktree Members and the Stonehill Members shall for a period of 15 Business Days following the receipt of an Issuance Notice (the “Exercise Period”) have the right to elect irrevocably to purchase its Pro Rata Portion of the New Units at the purchase price set forth in the Issuance Notice (or such other purchase price agreed between the Member and the Company) by delivering a written notice to the Company.  The closing of any purchase of New Units pursuant to this Section 3.2 by any of the Oaktree Members or the Stonehill Members shall be consummated concurrently with the consummation of the issuance or sale described in the Issuance Notice.

(iii)                               Upon the issuance or sale of any New Units in accordance with this Section 3.2, the Company shall deliver certificates (if any) evidencing the New Units, which New Units shall be issued free and clear of any liens (other than those arising hereunder and those attributable to the actions of the purchasers thereof), and the Company shall so represent and warrant to the purchasers thereof, and further represent and warrant to such purchasers that such New Units shall be, upon issuance thereof and after payment therefor, duly authorized, validly issued, fully paid and non-assessable.  Each Oaktree Member and each Stonehill Member shall deliver to the Company the purchase price for the New Units purchased by it by certified or bank check or wire transfer of immediately available funds.  Each party to the purchase and sale of New Units shall take all such other actions as may be reasonably necessary to consummate the purchase and sale, including, without limitation, entering into such additional agreements as may be necessary or appropriate.

Section 3.3                                    Repurchase or Redemption of Class A Common Stock.  If, at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, pursuant to an open market purchase, automatically or by means of another arrangement) by Woodside Inc. for cash or other consideration and subsequently cancelled, then the Managing Member shall cause the Company, immediately prior to such repurchase or redemption of Class A Common Stock, to redeem an equal number of Units held by Woodside Inc., at an aggregate redemption price equal to the aggregate purchase or redemption price of the Class A Common Stock being repurchased or redeemed by Woodside Inc. (plus any expenses related thereto) and upon such other terms as are the same for the Class A Common Stock being repurchased or redeemed by Woodside Inc.

Section 3.4                                    Changes in Class A Common Stock.  Any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of Class A Common Stock shall be accompanied by an identical subdivision or combination, as applicable, of Units.

Section 3.5                                    Non-Certification of Units; Units Are Securities.

(a)                                 Unless the Managing Member determines otherwise, Units shall be issued in non-certificated form.  In the event that any Unit certificate is issued, such certificate shall bear a legend substantially in the following form:

This certificate evidences Units representing an interest in Woodside Homes Company, LLC and shall be a security within the meaning of Article 8 of the Uniform Commercial Code.

The interest in Woodside Homes Company, LLC represented by this certificate is subject to restrictions on transfer set forth in that certain Second Amended and Restated Limited Liability Company Agreement of Woodside Homes Company, LLC, dated as of [                   ], 2014, by and among the members from time to time party thereto, as the same may be amended from time to time.

(b)                                 All Units will be “securities” within the meaning of Section 8-102(a)(15) and as provided by Section 8-103(c) of the Uniform Commercial Code as in effect from time to time in the State of Delaware or analogous provisions in the Uniform Commercial Code in effect in any other jurisdiction.

Section 3.6                                    Capital Contributions.  Except as expressly provided in Section 3.2(c) and Section 3.2(d) with respect to the Managing Member, no Member shall be required to make any Capital Contributions without such Member’s consent.

Section 3.7                                    No Interest on Capital Contributions.  No Member shall be entitled to interest on or with respect to any Capital Contribution.

Section 3.8                                    Withdrawal and Return of Capital Contributions.  Except as provided in this Agreement, no Member shall be entitled to withdraw any part of such Member’s Capital Contribution or to receive distributions from the Company.

Section 3.9                                    Withdrawal of Funds or Loans.

(a)                                 No Member shall be permitted to make a loan to the Company without the prior written approval of the Managing Member.  Any loan made by a Member to the Company shall not be considered a Capital Contribution, shall not result in any increase in the amount of the Capital Account of such Member, and the amounts of any such loan shall be returned to the Member in accordance with the terms of such loan.

(b)                                 Without the prior written approval of the Managing Member, no Member shall be entitled to borrow or withdraw any amount from the Company.

Section 3.10                             Capital Accounts.

(a)                                 A separate Capital Account shall be maintained for each Member on the books of the Company, and adjustments to such Capital Accounts shall be made as follows:

(i)                                     A Member’s Capital Account shall be credited with any amounts of cash contributed by the Member to the Company, the Fair Market Value of any other property contributed to the Company (net of liabilities secured by the property that the Company is considered to assume or take subject to under Code section 752), the amount of any Company liabilities assumed by the Member (other than liabilities that are secured by any Company property distributed to such Member), and the Member’s allocable share of any Net Income and items of income or gain allocated to that Member; and

(ii)                                  A Member’s Capital Account shall be debited with the amount of cash distributed to the Member, the Fair Market Value of other Company property distributed to the Member (net of liabilities secured by such property that the Member is considered to assume or take subject to under Code section 752), the amount of any liabilities of the Member assumed by the Company (other than liabilities that are secured by property contributed by such Members), and the Member’s allocable share of Net Losses and items of loss, expense, or deduction allocated to that Member.

(b)                                 The foregoing provisions of this Section 3.10 and Sections 4.1 through 4.2 are intended to comply with section 1.704-1(b)(2)(iv) of the Regulations and shall be interpreted and applied in a manner consistent with such Regulations.  If the Managing Member, with the advice of the Company’s tax advisors, shall determine that it is prudent to modify the manner in which the Capital Accounts are computed in order to comply with section 1.704-1(b)(2)(iv) of the Regulations, the Managing Member may make such modification; provided that the Members are notified in writing of such modification prior to its effective date; provided, further, that the Managing Member shall have no liability to any Member for any exercise of or failure to exercise any such discretion to make any modifications permitted under this Section 3.10.

ARTICLE 4.  ALLOCATION OF NET INCOME AND NET LOSS

Section 4.1                                    Allocations of Net Income and Net Losses.  Except as otherwise provided in Section 4.2, Net Income and Net Losses (and items thereof) for any Fiscal Year (or other applicable period) shall be allocated among the Members in a manner such that the Capital

Account of each Member, immediately after giving effect to such allocation, is, as nearly as possible, equal (proportionately) to the amount of the distributions that would be made to such Member during such Fiscal Year (or other applicable period) pursuant to Section 5.1, based on the assumptions that (i) the Company is dissolved and terminated, (ii) its affairs are wound-up and each asset of the Company is sold for cash equal to its Fair Market Value, (iii) all Company liabilities are satisfied (limited with respect to each nonrecourse liability to the book value of the asset(s) securing such liability), and (iv) the net assets of the Company are distributed in accordance with Section 5.1 to the Members immediately after giving effect to such allocation (taking into account distributions made during such Fiscal Year or other applicable period).

Section 4.2                                    Special Allocations.

(a)                                 Losses, deduction and expenditures attributable to Member Nonrecourse Debt shall be allocated in the manner required by Regulations section 1.704-2(i).  If there is a net decrease during a taxable year in Member Minimum Gain, income and gain for such taxable year (and, if necessary, for subsequent taxable years) shall be allocated to the Members in the amounts and of such character as is determined according to Regulations section 1.704-2(i)(4).  This Section 4.2(a) is intended to be a “partner nonrecourse debt minimum gain chargeback” provision that complies with the requirements of Regulations section 1.704-2(i)(4), and shall be interpreted in a manner consistent therewith.

(b)                                 Except as otherwise provided in Section 4.2(a), if there is a net decrease in Company Minimum Gain during any taxable year, each Member shall be allocated income and gain for such taxable year (and, if necessary, for subsequent taxable years) in the amounts and of such character as is determined according to Regulations section 1.704-2(f).  This Section 4.2(b) is intended to be a “minimum gain chargeback” provision that complies with the requirements of Regulations section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c)                                  If any Member that unexpectedly receives an adjustment, allocation or distribution described in Regulations section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) has a deficit balance in its Adjusted Capital Account as of the end of any taxable year, computed after the application of Section 4.2(a) and Section 4.2(b) but before the application of any other provision of Section 4.1, Section 4.2 and Section 4.3, then income for such taxable years shall be allocated to such Member in proportion to, and to the extent of, such deficit balance.  This Section 4.2(c) is intended to be a “qualified income offset” provision as described in Regulations section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d)                                 “Nonrecourse deductions” (as defined in Regulation sections 1.704-2(b)(1) and (c)) shall be allocated among the Members pro rata in accordance with their respective Percentage Interests.

(e)                                  No Net Loss (or items thereof) shall be allocated to a Member to the extent such allocation would cause or increase a deficit balance in the Adjusted Capital Account of such Member.  Instead, such Net Loss (and items thereof) shall be allocated among the other Members that have positive account balances in the same ratios that such other Members are allocated Net Loss for such year under Section 4.1 until all such positive balances have been reduced to zero.

(f)                                   The adjustments described in clause (d) of the definition of Gross Asset Value shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Regulations section 1.704-1(b)(2)(iv)(m).

(g)                                  The allocations set forth in Section 4.2(a) through Section 4.2(f) inclusive (the “Regulatory Allocations”) are intended to comply with certain requirements of section 1.704-1(b) and 1.704-2 of the Regulations. The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Net Income and Net Loss of the Company or to make Distributions.  Accordingly, notwithstanding the other provisions of Section 4.1, Section 4.2 and Section 4.3, but subject to the Regulatory Allocations, items of Net Income and Net Loss of the Company shall be allocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Account balances of the Members to be in the amounts (or as close thereto as possible) they would have been if Net Income and Net Loss had been allocated without reference to the Regulatory Allocations.  In general, the Members anticipate that this shall be accomplished by specially allocating other Net Income and Net Loss among the Members so that the net amount of Regulatory Allocations and such special allocations to each such Member is zero.

Section 4.3                                    Allocations for Income Tax Purposes.  The income, gains, losses, deductions and credits of the Company for any Fiscal Year shall be allocated to the Members in the same manner as Net Income and Net Loss were allocated to the Members for such Fiscal Year pursuant to Sections 4.1 and 4.2; provided, however, that solely for Federal, state and local income and franchise tax purposes and not for book or Capital Account purposes, income, gain, loss and deduction with respect to any Company asset properly carried on the Company’s books at a value other than the tax basis of such Company asset shall be allocated for Federal, state and local income tax purposes in a manner determined in the discretion of the Managing Member, so as to take into account (consistently with Code section 704(c) principles) the difference between such Company asset’s book basis and its tax basis.

Section 4.4                                    Tax Withholding.  To the extent the Company is required by applicable law to withhold or to make tax payments on behalf of or with respect to any Member (“Tax Advances”), the Managing Member is hereby authorized to withhold such amounts and make such tax payments as so required.  All amounts withheld pursuant to applicable law with respect to any Member (and not paid to the Company by such Member pursuant to the immediately following sentence) shall be treated as distributed to such Member pursuant to Section 5.1 or Section 5.4, as reasonably determined by the Managing Member, for all purposes of this Agreement and shall reduce amounts such Member would otherwise be entitled to receive under Section 5.1 or Section 5.4, as applicable. To the extent that at any time any such withheld amounts exceeds the distributions that such Member would have received but for such withholding, such Member shall, upon demand by the Company, as determined by the Managing Member, promptly pay to the Company the amount of such excess.  Each Member hereby agrees, severally and not jointly, to indemnify and hold harmless the Company and the other Members from and against any liability (including any liability for taxes, penalties, additions to tax or interest) with respect to income attributable to or distributions or other payments to such Member.

Section 4.5                                    Allocations to Transferred Interests.  If any Units in the Company are Transferred, increased or decreased during a Fiscal Year, all items of income, gain, loss, deduction and credit recognized by the Company for such Fiscal Year shall be allocated among the Members to take into account their varying interests during the Fiscal Year in any manner approved by the Managing Member, as then permitted by the Code.

ARTICLE 5.   DISTRIBUTIONS

Section 5.1                                    Distributions.  Distributions shall be made to the Members, as and when determined by the Managing Member, pro rata in accordance with their respective Percentage Interests.

Section 5.2                                    Successors.  For purposes of determining the amount of Distributions, each Member shall be treated as having made the Capital Contributions and as having received the Distributions made to or received by its predecessors in respect of any of such Member’s Units.

Section 5.3                                    Distributions In-Kind.  To the extent that the Company distributes property in-kind to the Members, the Company shall be treated as making a Distribution equal to the Fair Market Value of such property for purposes of Section 5.1 and such property shall be treated as if it were sold for an amount equal to its Fair Market Value.  Any resulting gain or loss shall be allocated to the Members’ Capital Accounts in accordance with Article 4.

Section 5.4                                    Tax Distributions.

(a)                                 Subject to the limitations set forth in any indenture or other credit, or other financing and warehousing or similar agreement governing indebtedness or other liabilities of the Company, no later than the tenth (10th) day following the end of each Quarterly Estimated Tax Period of each calendar year, the Company shall, to the extent of available cash of the Company, make a distribution in cash (each, a “Tax Distribution”), pro rata in accordance with the Percentage Interests in effect with respect to such Quarterly Estimated Tax Period, in an amount equal to the excess of (i) the product of (x) the taxable income of the Company attributable to such Quarterly Estimated Tax Period and all prior Quarterly Estimated Tax Periods in such Fiscal Year, based upon (I) the information returns filed by the Company, as amended or adjusted to date, and (II) estimated amounts, in the case of periods for which the Company has not yet filed information returns, multiplied by (y) the Assumed Tax Rate, over (ii) distributions made by the Company pursuant to this Section 5.4 with respect to such Fiscal Year.  The Managing Member shall use conventions similar to those adopted pursuant to Section 4.5 to determine the Percentage Interests of the Members with respect to a Quarterly Estimated Tax Period for purposes of applying this Section 5.4. For purposes of the computations required by clause (i)(x) above, the taxable income of the Company shall be determined by disregarding any adjustment to the taxable income of any Member that arises under Code section 743(b) and is attributable to the acquisition by such Member of an interest in the Company in a transaction described in Code section 743(a).  For the avoidance of doubt, Tax Distributions shall be made pro rata to all Members in respect to the Units that they hold.

(b)                                 Tax Distributions pursuant to this Section 5.4, if any, shall be made in respect of a Quarterly Estimated Tax Period only to the extent that all previous distributions from the Company in respect of the applicable Fiscal Year (as reasonably determined by the Managing Member) to such Member are less than the Tax Distributions that such Member would otherwise be entitled to receive for such Quarterly Estimated Tax Period and all prior Quarterly Estimated Tax Periods during such Fiscal Year pursuant to this Section 5.4.

ARTICLE 6.  BOOKS OF ACCOUNT, RECORDS
AND REPORTS, FISCAL YEAR, TAX MATTERS

Section 6.1                                    Books and Records.  Proper and complete records and books of account shall be kept by the Company in which shall be entered fully and accurately all transactions and other matters relative to the Company’s business as are usually entered into records and books of account maintained by Persons engaged in businesses of a like character, including the Capital Account established for each Member.  The Company’s books and records shall be kept in a manner determined by the Managing Member in its sole discretion to be most beneficial for the Company.  The books and records shall at all times be maintained at the principal office of the Company and shall be open to the inspection and examination of the Members or their duly authorized representatives for a proper purpose as set forth in Section 18-305 of the Act during reasonable business hours and at the sole cost and expense of the inspecting or examining Member.

Section 6.2                                    Annual Reports.  The Company shall prepare or cause to be prepared all Federal, state and local tax returns that the Company is required to file.  The Company shall use its best efforts to send to each Person who was a Member at any time during each Fiscal Year a copy of Schedule K-1 to Internal Revenue Service Form 1065 (or any successor form) indicating such Member’s share of the Company’s income, loss, gain, expense and other items relevant for Federal income tax purposes and corresponding analogous state and local tax forms within ninety (90) days after the end of such Fiscal Year.

Section 6.3                                    Tax Elections.  The Company shall make on the first U.S. federal income tax return due after the date hereof, and keep in effect, a valid election under Code section 754.  The Managing Member shall have the authority to make any and all other tax elections and other decisions relating to tax matters for Federal, state and local purposes.

Section 6.4                                    Fiscal Year.  The fiscal year of the Company (the “Fiscal Year”) shall be the calendar year; provided, however, that the last Fiscal Year of the Company shall end on the date on which the Company is terminated.

Section 6.5                                    Tax Matters Partner.  For purposes of Code section 6231(a)(7), the Company and each Member hereby designate Woodside Inc. as the “Tax Matters Partner.”  The Managing Member may remove or replace the Tax Matters Partner at any time and from time to time.  The Tax Matters Partner is specifically directed and authorized to take whatever steps may be necessary or desirable to perfect such designation, including filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under the Regulations.  The Company shall indemnify and reimburse, to the fullest extent permitted by law, the Tax Matters Partner for all expenses (including legal and accounting fees) incurred as Tax Matters Partner while acting in good faith pursuant to this Section 6.5.

ARTICLE 7.  POWERS, RIGHTS AND DUTIES OF THE MEMBERS

Section 7.1                                    Limitations.  Other than as set forth in this Agreement, the Members shall not participate in the management or control of the Company’s business nor shall they transact any business for the Company, nor shall they have the power to act for or bind the Company, said powers being vested solely and exclusively in the Managing Member.  The Members shall have no interest in the properties or assets of the Managing Member, or any equity therein, or in any proceeds of any sales thereof (which sales shall not be restricted in any respect), by virtue of acquiring or owning an Interest in the Company.

Section 7.2                                    Liability.  Subject to the provisions of the Act, no Member shall be liable for the repayment, satisfaction or discharge of any Company liabilities in excess of the balance of such Member’s Capital Account.  No Member shall be personally liable for the return of any portion of the Capital Contributions (or any return thereon) of any other Member.

Section 7.3                                    Priority.  Except as otherwise provided in this Agreement, no Member shall have priority over any other Member as to Company allocations or distributions.

Section 7.4                                    Member Standard of Care.  To the fullest extent permitted by law, no Member other than the Managing Member, but solely in its capacity as Managing Member, shall have any fiduciary duties to the Company or to any other Member.  To the extent that any Member has any liabilities or duties at law or in equity, including fiduciary duties or other standards of care, more expansive than those set forth in this Section 7.4, such liabilities and duties are hereby modified to the extent permitted under the Act to those set forth in this Section 7.4.

ARTICLE 8.  MANAGEMENT

Section 8.1                                    The Managing Member; Delegation of Authority and Duties.

(a)                                 Authority of Managing Member.  Subject to the provisions of this Agreement, the business, property and affairs of the Company shall be managed under the sole, absolute and exclusive direction of the Managing Member.  Without limiting the foregoing provisions of this Section 8.1(a) and subject to the provisions of this Agreement, the Managing Member shall have the sole power to manage or cause the management of the Company, including, without limitation, the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity.

(b)                                 Other Members.  No Member who is not also a Managing Member, in his or her or its capacity as such, shall participate in or have any control over the business of the Company. Except as expressly provided herein, the Units, other Capital Stock in the Company, or the fact of a Member’s admission as a member of the Company do not confer any rights upon the Members to participate in the management of the affairs of the Company.  Except as expressly provided herein, no Member who is not also a Managing Member shall have any right to vote on any matter involving the Company, including with respect to any merger, consolidation, combination or conversion of the Company, or any other matter that a Member might otherwise have the ability to vote or consent with respect to under the Act, at law, in equity or otherwise.  The conduct, control and management of the Company shall be vested exclusively in the Managing Member.  In all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Managing Member shall be the decision of the Company.  Except as required by law or by separate agreement with the Company, no Member who is not also a Managing Member (and acting in such capacity) shall take any part in the management or control of the operation or business of the Company in its capacity as a Member, nor shall any Member who is not also a Managing Member (and acting in such capacity) have any right, authority or power to act for or on behalf of or bind the Company in his or her or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member.

(c)                                  Delegation by Managing Member.  The Managing Member shall have the power and authority to delegate to one or more other Persons the Managing Member’s rights and powers to manage and control the business and affairs of the Company, including to delegate to agents and employees of the Member or the Company, and to delegate by a management agreement or another agreement with, or otherwise to, other Persons.  The Managing Member may authorize any Person (including any Member or Officer of the Company or the Managing Member) to enter into and perform any document on behalf of the Company.

Section 8.2                                    Officers.

(a)                                 Designation and Appointment.  The Managing Member may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company’s business, including employees, agents and other Persons (any of whom may be a Member) who may be designated as officers of the Company (each, an “Officer” and, collectively, “Officers”), with such titles as and to the extent authorized by the Managing Member.  Any number of offices may be held by the same Person.  In its discretion, the Managing Member may choose not to fill any office for any period as it may deem advisable.  Officers need not be residents of the State of Delaware or Members.  Any Officers so designated shall have such authority and perform such duties as the Managing Member may from time to time delegate to them.  The Managing Member may assign titles to particular Officers.  Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Managing Member.  Designation of an Officer shall not of itself create any contractual or employment rights.

(b)                                 Resignation and Removal.  Any Officer may resign as such at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Managing Member.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.  Any Officer may be removed as such, either with or without cause at any time by the Managing Member.

Section 8.3                                    Duties of Officers.  The Officers, in the performance of their duties as such, shall owe to the Company duties of loyalty and due care of the type owed by officers of a Delaware corporation pursuant to the laws of the State of Delaware.

Section 8.4                                    Existence and Good Standing.  The Managing Member may take all action which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable laws and regulations.  The Managing Member may file or cause to be filed for recordation in the office of the appropriate authorities of the State of Delaware, and in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of limited liability companies and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members and the amounts of their respective capital contributions.

Section 8.5                                    Investment Company Act.  The Managing Member shall use its best efforts to assure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act of 1940, as amended.

Section 8.6                                    Indemnification of the Managing Member, Officers and Agents.

(a)                                 The Company shall indemnify and hold harmless the Managing Member and its Affiliates, and the former and current officers, agents and employees of the Company, the Managing Member and each such Affiliate (each, an “Indemnified Party”), from and against any loss, expense, damage or injury suffered or sustained by them, by reason of any acts, omissions or alleged acts or omissions arising out of their activities on behalf of the Company or in furtherance of the interests of the Company, including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim if the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claims are based were not a result of fraud, gross negligence or willful misconduct by such Indemnified Party.  Any indemnification pursuant to this Section 8.6 shall only be from the assets of the Company.

(b)                                 Expenses (including reasonable attorneys’ fees) incurred by an Indemnified Party in a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding; provided that if an Indemnified Party is advanced such expenses and it is later determined that such Indemnified

Party was not entitled to indemnification with respect to such action, suit or proceeding, then such Indemnified Party shall reimburse the Company for such advances.

(c)                                  No amendment, modification or deletion of this Section 8.6 shall apply to or have any effect on the right of any Indemnified Party to indemnification for or with respect to any acts or omissions of such Indemnified Party occurring prior to such amendment, modification or deletion.

Section 8.7                                    Devotion of Time; Fiduciary Duties; Company Opportunities; Other Activities.  Each Member (excluding the Managing Member) (a) is not obligated to devote any or all of its time or business efforts to the affairs of the Company, (b) shall devote only whatever time, effort and skill as it deems appropriate for the management and operation of the Company, (c) is free to own interests in other businesses and undertakings and to pursue and engage in other investments, activities and opportunities (collectively, “Other Interests”) and (d) is fully aware that the other Members (excluding the Managing Member) are, and in the future may be, engaged in and conduct Other Interests that are directly or indirectly in competition with the Company or with each other.  No Member (excluding the Managing Member) or any Affiliate thereof will have any obligation to offer the Company or any other Member any Other Interests or the right to participate therein.  None of the Company or the Members will have any right in any Other Interests in which any other Member or any of their Affiliates engages outside of the Company by virtue of the relationship contemplated by this Agreement, and no Member (excluding the Managing Member) or any Affiliate thereof shall be required to disclose to the other Members or the Company the existence or nature of any such Other Interests.  No Member (excluding the Managing Member) shall owe any fiduciary duties to the Company or any Member or any of their respective Affiliates in connection with the Company, and each Member (excluding the Managing Member) shall be entitled to consider only the interests of such Member in connection with any decision or action brought before such Member in his, her or its capacity as a Member and shall have no duty or obligation to consider any other interests or factors affecting the Company or any other Member or any of their respective Affiliates.  Each Member and the Company waives any conflict of interest related to such Other Interests and the other matters described in this Section 8.7.

Section 8.8                                    Investment Representations of Members.  Each Member hereby represents, warrants and acknowledges to the Company that: (a) such Member has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and is making an informed investment decision with respect thereto; (b) such Member is acquiring interests in the Company for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; and (c) the execution, delivery and performance of this Agreement have been duly authorized by such Member.

Section 8.9                                    Certain Costs and Expenses.  The Company shall (i) pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Company) incurred in pursuing and conducting, or otherwise related to, the activities of the Company and (ii) to the extent that such payments may be made in compliance with the terms of the agreements governing the Company’s debt obligations and applicable law, the Company shall pay or reimburse the Managing Member for (A) all costs, fees or expenses incurred by the Managing Member in connection with the IPO, other than the payment obligations of the Managing Member under the Tax Receivable Agreement and the income, franchise (except as provided in this Section 8.9) or similar tax obligations of the Managing Member, and (B) all costs, fees or expenses incurred by the Managing Member in connection with serving as the Managing Member.  To the extent that the Managing Member determines in good faith that such expenses are related to the business and affairs of the Company or any of its subsidiaries (including expenses that relate to the business and affairs of the Company or any of its subsidiaries and that also relate to other activities of the Managing Member), the Managing Member may cause the Company to pay or bear all expenses of the Managing Member, including costs of securities offerings not borne directly by Members, compensation and meeting costs of the board of directors of the Managing Member, costs relating to periodic reports to stockholders of the Managing Member, litigation costs and damages arising from litigation, accounting and legal costs incurred by the Managing Member and franchise taxes arising from the existing or business activities of the Managing Member, provided that the Company shall not pay or bear any income or similar tax obligations of the Managing Member.

ARTICLE 9.  TRANSFERS OF INTEREST BY MEMBERS

Section 9.1                                    Restrictions on Transfers of Interests by Members.  No Member may sell, assign, pledge or in any manner dispose of or create or suffer the creation of a security interest in or any encumbrance on all or a portion of its Interest in the Company (the commission of any such act being referred to as a “Transfer,” any person who effects a Transfer being referred to as a “Transferor” and any person to whom a Transfer is effected being referred to as a “Transferee”) except in accordance with the terms and conditions set forth in this Article 9.  No Transfer of an Interest in the Company shall be effective until such time as all requirements of this Article 9 in respect thereof have been satisfied and, if consents, approvals or waivers are required by the Managing Member, all of the same shall have been confirmed in writing by the Managing Member.  Any Transfer or purported Transfer of an Interest in the Company not made in accordance with this Agreement (a “Void Transfer”) shall be null and void and of no force or effect whatsoever.  Any amounts otherwise distributable under Article 5 or Article 10 in respect of an Interest in the Company that has been the subject of a Void Transfer may be withheld by the Company until the Void Transfer has been rescinded, whereupon the amount withheld (after reduction by any damages suffered by the Company attributable to such Void Transfer) shall be distributed without interest.

Section 9.2                                    Transfer of Interest of Members.

(a)                                 A Member may not Transfer all or any portion of its Interest in the Company to any Person without the consent of the Managing Member (which consent shall not be unreasonably withheld or delayed); provided that, subject to Section 9.3, a Member may, without the consent of the Managing Member or any other Member, Transfer all or a portion of its Interest in the Company (i) to one or more of its Permitted Transferees or (ii) pursuant to the Exchange Agreement.  The Managing Member may not Transfer all or any portion of its Interest in the Company to any Person without the consent of the Oaktree Member, so long as the

Oaktree Member owns at least 10% of the then outstanding Units, and the Stonehill Member, so long as the Stonehill Member owns at least 10% of the then outstanding Units, other than in connection with a change of control transaction with respect to which all of the Units held by Members (other than the Managing Member) are exchanged pursuant to the terms of the Exchange Agreement.

(b)                                 The Transferee of a Member’s Interest in the Company may be admitted to the Company as a Substituted Member upon the prior written consent of the Managing Member (which consent shall not be unreasonably withheld or delayed).  Unless a Transferee of a Member’s Interest in the Company is admitted as a Substituted Member under this Section 9.2(b), it shall have none of the powers of a Member hereunder and shall have only such rights of an assignee under the Act as are consistent with this Agreement.  No Transferee of a Member’s Interest shall become a Substituted Member unless such Transfer shall be made in compliance with Sections 9.2(a) and 9.3.

(c)                                  Upon the Transfer of the entire Interest in the Company of a Member and effective upon the admission of its Transferee as a Member, the Transferor shall be deemed to have withdrawn from the Company as a Member.

(d)                                 Upon the death, dissolution, resignation or withdrawal in contravention of Section 10.1, or the bankruptcy of a Member (the “Withdrawing Member”), the Company shall have the right to treat such Member’s successor(s)-in-interest as assignee(s) of such Member’s Interest in the Company, with none of the powers of a Member hereunder and with only such rights of an assignee under the Act as are consistent with this Agreement.  For purposes of this Section 9.2(d), if a Withdrawing Member’s Interest in the Company is held by more than one Person (for purposes of this clause (d), the “Assignees”), the Assignees shall appoint one Person with full authority to accept notices and distributions with respect to such Interest in the Company on behalf of the Assignees and to bind them with respect to all matters in connection with the Company or this Agreement.

(e)                                  Upon request of the Company, each Member agrees to provide to the Company information regarding its adjusted tax basis in its Interests along with documentation substantiating such amount, and any other information, documentation and certification necessary for the Company to comply with Code section 743 and the Regulations thereunder.

(f)                                   The Company shall reflect each Transfer and admission of a Member authorized under this Article 9 by amending the Schedule of Members maintained pursuant to Section 3.1.

(g)                                  To the extent that any Units are Transferred in accordance with this Article 9 by any Member (other than the Managing Member), the Transferor shall Transfer to the Transferee an equal number of shares of Class B Common Stock.  No Member (other than the Managing Member) shall Transfer any such shares except to a Transferee of an equal number of Units pursuant to a Transfer made in accordance with this Article 9.

Section 9.3                                    Further Requirements.  In addition to the other requirements of Section 9.2, and unless waived in whole or in part by the Managing Member, no Transfer of all or any portion of an Interest in the Company may be made unless the following conditions are met:

(a)                                 The Transferor or Transferee shall have paid all reasonable costs and expenses, including attorneys’ fees and disbursements and the cost of the preparation, filing and publishing of any joinder or amendment to this Agreement or the Certificate, incurred by the Company in connection with the Transfer;

(b)                                 The Transferor shall have delivered to the Company a fully executed copy of all documents relating to the Transfer, executed by both the Transferor and the Transferee, and the agreement of the Transferee in writing and otherwise in form and substance reasonably acceptable to the Managing Member to:

(i)                                     be bound by the terms imposed upon such Transfer by the terms of this Agreement; and

(ii)                                  assume all obligations of the Transferor under this Agreement relating to the Interest in the Company that is the subject of such Transfer;

(c)                                  The Managing Member shall have been reasonably satisfied, including, at its option, having received an opinion of counsel to the Company reasonably acceptable to the Managing Member, that:

(i)                                     the Transfer will not cause the Company to be treated as an association taxable as a corporation for Federal income tax purposes;

(ii)                                  the Transfer will not cause the Company to be treated as a “publicly traded partnership” within the meaning of Code section 7704;

(iii)                               any such Transfer that does not constitute an exchange pursuant to the Exchange Agreement will not cause a termination of the Company under Code Section 708; and

(iv)                              the Transfer does not require registration under the Securities Act or any rules or regulations thereunder.

Any waivers from the Managing Member under this Section 9.3 shall be given or denied as reasonably determined by the Managing Member.

Section 9.4                                    Mandatory Exchange.

(a)                                 The Managing Member may require all Members (other than the Managing Member) to exchange all Units and shares of Class B Common Stock held by them subject to the terms and conditions of the Exchange Agreement or, if any such Member is not a party to the Exchange Agreement, on terms substantially similar to the Exchange Agreement, at any time that all of the Members (other than the Managing Member) hold in the aggregate a number of outstanding Units that is less than five percent (5%) of the number of Post-IPO Units.

(b)                                 The Managing Member may require any Member that, together with its affiliates, holds a number of outstanding Units less than one percent (1%) of the number of Post-IPO Units to exchange all such Units and shares of Class B Common Stock held by such Member subject to the terms and conditions of the Exchange Agreement or, if such Member is not party to the Exchange Agreement, on terms substantially similar to the Exchange Agreement.

(c)                                  The Managing Member may require all Members (other than the Managing Member) holding Units to exchange all such Units and shares of Class B Common Stock held by them subject to the terms and conditions of the Exchange Agreement or, if such Member is not a party to the Exchange Agreement, on terms substantially similar to the Exchange Agreement, in connection with a Change of Control.

Section 9.5                                    Consequences of Transfers Generally.

(a)                                 In the event of any Transfer or Transfers permitted under this Article 9, the Transferor and the Interest in the Company that is the subject of such Transfer shall remain subject to this Agreement, and the Transferee shall hold such Interest in the Company subject to all unperformed obligations of the Transferor.  Any successor or Transferee hereunder shall be subject to and bound by this Agreement as if originally a party to this Agreement.

(b)                                 Unless a Transferee of a Member’s Interest becomes a Substituted Member, such Transferee shall have no right to obtain or require any information or account of Company transactions, or to inspect the Company’s books or to vote on Company matters.  Such a Transfer shall, subject to the last sentence of Section 9.1, merely entitle the Transferee to receive the share of distributions, Net Income, Net Loss and items of income, gain, deduction and loss to which the Transferor otherwise would have been entitled.  Each Member agrees that such Member will, upon request of the Managing Member, execute such certificates or other documents and perform such acts as the Managing Member deems appropriate after a Transfer of such Member’s Interest in the Company (whether or not the Transferee becomes a Substituted Member) to preserve the limited liability of the Members under the laws of the jurisdictions in which the Company is doing business.

(c)                                  The Transfer of a Member’s Interest in the Company and the admission of a Substituted Member shall not be cause for dissolution of the Company.

Section 9.6                                    Capital Account; Percentage Interest.  Any Transferee of a Member under this Article 9 shall, subject to the last sentence of Section 9.1, succeed to the portion of the Capital Account and Percentage Interest so Transferred to such Transferee.

Section 9.7                                    Additional Filings.  Upon the admission of a Substituted Member under Section 9.2, the Company shall cause to be executed, filed and recorded with the appropriate governmental agencies such documents (including amendments to this Agreement) as are required to accomplish such substitution.

Section 9.8                                    Registration Rights.

(a)                                 At any time that Woodside Inc. proposes or is obligated to register any shares of Class A Common Stock under the Securities Act (other than pursuant to a registration statement filed by Woodside Inc. on Form S-4 or S-8 or any successor or other form promulgated for similar purposes or filed solely in connection with an exchange offer or a merger or consolidation or any employee benefit or dividend reinvestment plan), including registrations pursuant to the terms of the Registration Rights Agreement, whether or not for sale for its own account, Woodside Inc. will give written notice to each holder of Registrable Securities that, at the time of the proposed registration, holds at least 3% of the outstanding shares of Class A Common Stock (after giving effect to the exchange of all Units and shares of Class B Common Stock held by persons other than Woodside Inc. for shares of Class A Common Stock) other than the holders of Other Registration Rights (the “Piggyback Rights Holders”) at least 15 days prior to the initial filing of such registration statement with the Securities and Exchange Commission of the intent of Woodside Inc. to file such registration statement and of such holder’s rights under this Section 9.8.  At any time that Woodside Inc. is eligible to file a registration statement in accordance with Rule 415 under the Securities Act, or any similar rule that may be adopted by the Securities and Exchange Commission (a “Shelf Registration Statement”), including if Woodside Inc. is at any time a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), an automatic shelf registration statement covering such Registrable Securities, Woodside Inc. will give written notice to Piggyback Rights Holders at least 7 days prior to the initial filing of such Shelf Registration Statement with the Securities and Exchange Commission of the intent of Woodside Inc. to file such Shelf Registration Statement and of such holder’s rights under this Section 9.8. Upon the written request of any Piggyback Rights Holder made within 10 days after any such notice is given (or within 5 days after any such notice is given with respect to a Shelf Registration Statement) (which request shall specify the Registrable Securities intended to be disposed of by such Piggyback Rights Holders), Woodside Inc. will use its commercially reasonable efforts to effect the registration (an “Incidental Registration”) under the Securities Act of all Registrable Securities which Woodside Inc. has been so requested to register by the holders thereof; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such Incidental Registration, Woodside Inc. shall determine for any reason not to register or to delay registration of such securities, Woodside Inc. may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, Woodside Inc. shall be relieved of its obligation to register any Registrable Securities under this Section 9.8 in connection with such registration, and (ii) in the case of a determination to delay registration, Woodside Inc. shall be permitted to delay registering any Registrable Securities under this Section 9.8 during the period that the registration of such other securities is delayed.  Notwithstanding the foregoing, if Woodside Inc. is obligated to file an Automatic Shelf Registration Statement at the request of a holder of Other Registration Rights and such holder has notified Woodside Inc. that it wishes to engage in a Block Sale off of such Automatic Shelf Registration Statement in connection with its filing, then notwithstanding the foregoing no holder of Registrable Securities shall be entitled to receive any notice of or have its Registrable Securities included in such Automatic Shelf Registration Statement.

(b)                                 If the Company files a Shelf Takedown Prospectus Supplement (as such term is defined in the Registration Rights Agreement) in connection with any underwritten offering, the Company shall give written notice to each Piggyback Rights Holder who has elected to be included in the Shelf Registration Statement that will be supplemented by such

Shelf Takedown Prospectus Supplement informing such Piggyback Rights Holder of the Company’s intent to file such Shelf Takedown Prospectus Supplement and of such Piggyback Rights Holder’s right to request the addition of such Piggyback Rights Holder’s Registrable Securities to such Shelf Takedown Prospectus Supplement.  The Company shall, subject to the provisions of this Section 9.8, include in such Shelf Takedown Prospectus Supplement all Registrable Securities of each such Piggyback Rights Holder with respect to which the Company receives a written request for inclusion therein within three (3) Business Days after the notice contemplated by the immediately preceding sentence is given to the Piggyback Rights Holders.

(c)                                  If the sole or managing underwriter of a registration advises Woodside Inc. in writing that in its opinion the number of Registrable Securities and other securities requested to be included in any registration or takedown initiated by Woodside Inc. exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, Woodside Inc. will include in such registration the Registrable Securities and other securities of Woodside Inc. in the following order of priority:

(i)                                     first, the greatest number of securities that Woodside Inc. has proposed to include in such registration for its own account; and

(ii)                                  second, after all securities that Woodside Inc. proposes to register for its own account have been included, the greatest amount of Registrable Securities and securities having Other Registration Rights that are pari passu with Registrable Securities (including, for the avoidance of doubt, the parties to the Registration Rights Agreement), in each case requested to be registered by the holders thereof, pro rata among the Piggyback Rights Holders and holders of securities subject to such Other Registration Rights based on the respective amounts of Registrable Securities and securities subject to such Other Registration Rights held by each such holder.

(d)                                 If the sole or managing underwriter of a registration advises Woodside Inc. in writing that in its opinion the number of Registrable Securities and other securities requested to be included in any Demand Registration or Marketed Underwritten Offering proposed to be sold pursuant to a Shelf Takedown Prospectus Supplement (as each such term is defined in the Registration Rights Agreement) exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, Woodside Inc. will include in such registration the Registrable Securities and other securities of Woodside Inc. in the following order of priority:

(i)                                     first, as applicable, to the holder of securities having Other Registration Rights pursuant to the Registration Rights Agreement or among holders of securities having Other Registration Rights pursuant to the Registration Rights Agreement pro rata on the basis of the percentage of Registrable Securities owned by each such holder relative to the number of Registrable Securities owned by all such holders until, with respect to each such holder, all Registrable Securities requested for registration by such holders have been included in such registration;

(ii)                                  second, among the Piggyback Rights Holders requesting to participate in such registration, if any, pro rata on the basis of the percentage of Registrable Securities owned by each such Piggyback Rights Holder relative to the number of Registrable Securities owned by all such Piggyback Rights Holders until, with respect to each such Piggyback Rights Holder, all Registrable Securities requested for registration by such Piggyback Rights Holders have been included in such registration; and

(iii)                               third, the securities for which inclusion in such registration was requested by the Company, if any.

(e)                                  Upon delivering a request under this Section 9.8, a Piggyback Rights Holder will, if requested by Woodside Inc., execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to Woodside Inc. with respect to such Piggyback Rights Holder’s securities to be registered pursuant to this Section 9.8 (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will provide, among other things, that the Piggyback Rights Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank), if applicable, and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Piggyback Rights Holder’s behalf with respect to the matters specified therein. Such Member also agrees to execute such other agreements as Woodside Inc. may reasonably request to further evidence the provisions of this Section 9.8.

(f)                                   (i) Each Member agrees that, in connection with the IPO (whether or not such Member is participating in such registration), to the extent requested by Woodside Inc. or the managing underwriter or underwriters with respect to such offering, such Member will not take (except as part of such offering, including any purchase of Units by Woodside Inc. with the proceeds of such offering) any of the following actions with respect to any securities being registered or any securities convertible or exchangeable or exercisable for such securities (collectively, “Lock-Up Securities”) during the period beginning ten days prior to and ending up to 180 days after the effective date of such registration (or such shorter period as to which the managing underwriter or underwriters may agree) (the “IPO Holdback Period”) and (ii) each Piggyback Rights Holder agrees that, in connection with any underwritten public offering subsequent to the IPO made pursuant to a registration statement (whether or not such Piggyback Rights Holder is participating in such registration), to the extent that a Principal Investor (as defined in the Registration Rights Agreement) is subject to a Follow-On Holdback Period (as defined below), such Piggyback Rights Holder will not take (except as part of such offering, including any purchase of Units by Woodside Inc. with the proceeds of such offering) any of the following actions with respect to Lock-Up Securities during the period beginning ten days prior to and ending 90 days after the date of the final prospectus relating to any such subsequent registration (or such shorter period as to which the managing underwriter or underwriters may agree) (the “Follow-On Holdback Period”): (x) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Lock-Up Securities, or enter into a transaction which would have the same effect, (y) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such aforementioned transaction is to be settled by delivery of Lock-Up Securities, in cash or otherwise, or (z) publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement.  In connection with the IPO Holdback Period, to the extent requested by Woodside Inc. or the managing underwriter or underwriters each Member shall enter into an agreement in writing in a form reasonably satisfactory to Woodside Inc. and the managing underwriter or underwriters to effect the agreements forth in this Section 9.8(f).  If the Principal Investors (as defined in the Registration Rights Agreement) are subject to a Follow-On Holdback Period, each Piggyback Rights Holder shall enter into an agreement in writing in a form reasonably satisfactory to Woodside Inc. and the managing underwriter or underwriters to effect the agreements set forth in this Section 9.8(f). Woodside Inc. and the Company may, in their discretion, impose stop-transfer instructions with respect to the securities subject to the foregoing until the end of the IPO Holdback Period or Follow-On Holdback Period, as applicable.

(g)                                  It shall be a condition precedent to the obligations of Woodside Inc. to take any action pursuant to this Section 9.8 with respect to the Registrable Securities of any Piggyback Rights Holder that such Piggyback Rights Holder shall furnish to Woodside Inc. such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall reasonably be required to effect the registration of such Member’s Registrable Securities.

(h)                                 Each Piggyback Rights Holder registering securities under this Section 9.8 shall promptly furnish in writing to Woodside Inc. such information regarding itself, the distribution of the Registrable Securities as Woodside Inc. may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration.

(i)                                     No Piggyback Rights Holder may participate in any registration hereunder unless such Piggyback Rights Holder (i) agrees to sell such Piggyback Rights Holder’s securities on the basis provided in any underwriting arrangements approved by Woodside Inc. and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Section 9.8 in respect of registration rights.

(j)                                    In the event of any registration of any Registrable Securities of Woodside Inc. under the Securities Act pursuant to this Section 9.8, Woodside Inc. will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each Piggyback Rights Holder that includes Registrable Securities in any such registration statement, each affiliate of such Piggyback Rights Holder and their respective directors and officers or general and limited partners or members and managing members (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing) and each other Person, if any, who controls such seller within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment or supplement thereto under which such Registrable Securities were registered or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that Woodside Inc. shall not be liable to any such Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Woodside Inc. with respect to such seller or any underwriter specifically for use in the preparation thereof.

(k)                                 Each Piggyback Rights Holder that includes Registrable Securities in any registration statement under the Securities Act pursuant to this Section 9.8 hereby severally and not jointly indemnifies and holds harmless, and Woodside Inc. may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Section 9.8, that Woodside Inc. shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold harmless, Woodside Inc. and all other prospective sellers of Registrable Securities, each officer of Woodside Inc. who signed the registration statement and each Person, if any, who controls Woodside Inc. and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the indemnity set forth in Section 9.8(j) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Woodside Inc. with respect to Piggyback Rights Holder specifically for use in the preparation of such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Woodside Inc., any of the Members or any underwriter, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such Person. In no event shall any such indemnification liability of any Member be greater in amount than the dollar amount of the proceeds received by such Member upon the sale of the Registrable Securities giving rise to such indemnification obligation.

ARTICLE 10.  RESIGNATION OF MEMBERS;
TERMINATION OF COMPANY; LIQUIDATION
AND DISTRIBUTION OF ASSETS

Section 10.1                             Resignation of Members.  Except as otherwise specifically permitted in this Agreement, a Member may not resign or withdraw from the Company unless unanimously agreed to in writing by all other Members.  The Managing Member shall reflect any such resignation or withdrawal by amending the Schedule of Members maintained pursuant to Section 3.1(b), dated as of the date of such resignation or withdrawal, and the resigning or withdrawing Member (or such Member’s successors-in-interest) shall have none of the powers of a Member hereunder and shall only have such rights of an assignee of a limited liability company interest under the Act as are consistent with the other terms and provisions of this Agreement and with no other rights under this Agreement.  The remaining Members may, in their sole discretion, cause the Company to distribute to the resigning or withdrawing Member the balance in its Capital Account on the date of such resignation or withdrawal.  Upon the distribution to the resigning or withdrawing Member of the balance in his Capital Account, the resigning or withdrawing Member shall have no further rights with respect to the Company.  Any Member resigning or withdrawing in contravention of this Section 10.1 shall indemnify, defend and hold harmless the Company, the Managing Member and all other Members from and against any losses, expenses, judgments, fines, settlements or damages suffered or incurred by the Company or any such other Member arising out of or resulting from such resignation or withdrawal.

Section 10.2                             Dissolution of Company. The Company shall be dissolved, wound up and terminated as provided herein upon the first to occur of the following:

(i)                                     a decree of dissolution of the Court of Chancery of the State of Delaware pursuant to Section 18-802 of the Act;

(ii)                                  the determination of the Managing Member to dissolve the Company; or

(iii)                               the occurrence of any other event that would make it unlawful for the business of the Company to be continued.

Except as expressly provided herein or as otherwise required by the Act, the Members shall have no power to dissolve the Company.

(b)                                 In the event of the dissolution of the Company for any reason, the Managing Member or a liquidating agent or committee appointed by the Managing Member shall act as a liquidating agent (the Managing Member or such liquidating agent or committee, in such capacity, is hereinafter referred to as the “Liquidator”) and shall commence to wind up the affairs of the Company and to liquidate the Company assets.  The Members shall continue to share all income, losses and distributions during the period of liquidation in accordance with Articles 4 and 5.  The Liquidator shall have full right and unlimited discretion to determine the time, manner and terms of any sale or sales of Company assets pursuant to such liquidation, giving due regard to the activity and condition of the relevant market and general financial and economic conditions.

(c)                                  The Liquidator shall have all of the rights and powers with respect to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Managing Member would have with respect to the assets and liabilities of the Company during the term of the Company, and the Liquidator is hereby expressly authorized and empowered to execute any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any Company assets.

(d)                                 Notwithstanding the foregoing, a Liquidator which is not a Member shall not be deemed a Member and shall not have any of the economic interests in the Company of a Member; and such Liquidator shall be compensated for its services to the Company at normal, customary and competitive rates for its services to the Company, as reasonably determined by the Managing Member.

Section 10.3                             Distribution in Liquidation.  The Company’s assets shall be applied in the following order of priority:

(a)                                 first, to pay the costs and expenses of the winding—up, liquidation and termination of the Company;

(b)                                 second, to creditors of the Company, in the order of priority provided by law, including fees, indemnification payments and reimbursements payable to the Members or their Affiliates, but not including those liabilities (other than liabilities to the Members for any expenses of the Company paid by the Members or their Affiliates, to the extent the Members are entitled to reimbursement hereunder) to the Members in their capacity as Members;

(c)                                  third, to establish reserves reasonably adequate to meet any and all contingent or unforeseen liabilities or obligations of the Company; provided, however, that at the expiration of such period of time as the Liquidator may deem advisable, the balance of such reserves remaining after the payment of such contingencies or liabilities shall be distributed as hereinafter provided; and

(d)                                 fourth, the remainder to the Members in accordance with Section 5.1.

If the Liquidator, in its sole discretion, determines that Company assets other than cash are to be distributed, then the Liquidator shall cause the Fair Market Value of the assets not so liquidated to be determined (with any such determination normally made by the Managing Member in accordance with the definition of “Fair Market Value” being made instead by the Liquidator).  Such assets shall be retained or distributed by the Liquidator as follows:

(i)                                     the Liquidator shall retain assets having a value, net of any liability related thereto, equal to the amount by which the cash net proceeds of liquidated assets are insufficient to satisfy the requirements of clauses (a), (b), and (c) of this Section 10.3; and

(ii)                                  the remaining assets shall be distributed to the Members in the manner specified in clause (d) of this Section 10.3.

If the Liquidator, in its sole discretion, deems it not feasible or desirable to distribute to each Member its allocable share of each asset, the Liquidator may allocate and distribute specific assets to one or more Members as the Liquidator shall reasonably determine to be fair and equitable, taking into consideration, inter alia, the Fair Market Value of such assets and the tax consequences of the proposed distribution upon each of the Members (including both distributees and others, if any).  Any distributions in-kind shall be subject to such conditions relating to the disposition and management thereof as the Liquidator deems reasonable and equitable.

Section 10.4                             Final Reports.  Within a reasonable time following the completion of the liquidation of the Company’s assets, the Liquidator shall deliver to each of the Members a statement which shall set forth the assets and liabilities of the Company as of the date of complete liquidation and each Member’s portion of distributions pursuant to Section 10.3.

Section 10.5                             Rights of Members.  Each Member shall look solely to the Company’s assets for all distributions with respect to the Company and such Member’s Capital Contribution (including return thereof), and such Member’s share of profits or losses thereon, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member or the Managing Member.

Section 10.6                             Deficit Restoration.  Notwithstanding any other provision of this Agreement to the contrary, upon liquidation of a Member’s Interest in the Company (whether or not in connection with a liquidation of the Company), no Member shall have any liability to restore any deficit in its Capital Account.  In addition, no allocation to any Member of any loss, whether attributable to depreciation or otherwise, shall create any asset of or obligation to the Company, even if such allocation reduces the Capital Account of any Member or creates or increases a deficit in such Capital Account; it is also the intent of the Members that no Member shall be obligated to pay any such amount to or for the account of the Company or any creditor of the Company.  No creditor of the Company is intended as a third-party beneficiary of this Agreement nor shall any such creditor have any rights hereunder.

Section 10.7                             Termination.  The Company shall terminate when all property owned by the Company shall have been disposed of and the assets shall have been distributed as provided in Section 10.3.  The Liquidator shall then execute and cause to be filed a Certificate of Cancellation of the Company.

ARTICLE 11.  NOTICES AND VOTING

Section 11.1                             Notices.  All notices, demands or requests required or permitted under this Agreement must be in writing, and shall be made by hand delivery, certified mail, overnight courier service, electronic mail or facsimile to the address, electronic mail address or facsimile number set forth in the Schedule of Members, but any party may designate a different address, electronic mail address or facsimile number by a notice similarly given to the Company.  Any such notice or communication shall be deemed given when delivered by hand, if delivered on a Business Day, the next Business Day after delivery by hand if delivered by hand on a day that is not a Business Day; four Business Days after being deposited in the United States mail, postage prepaid, return receipt requested, if mailed; on the next Business Day after being deposited for next day delivery with Federal Express or a similar overnight courier; when receipt is acknowledged, whether by facsimile confirmation or return electronic mail,  if sent by facsimile or electronic mail on a Business Day; and the next Business Day following the day on which receipt is acknowledged whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a day that is not a Business Day.

Section 11.2                             Voting.  Any action requiring the affirmative vote of Members under this Agreement, unless otherwise specified herein, may be taken by vote at a meeting or, in lieu thereof, by written consent of Members holding the requisite Percentage Interest or, where expressly required by this Agreement or by applicable law, by all of the Members.

ARTICLE 12.  AMENDMENT OF AGREEMENT

Section 12.1                             Amendments.  This Agreement may be amended, supplemented, waived or modified by the written consent of the Managing Member in its sole discretion without the approval of any other Member or other Person; provided, that to the extent that any such amendment, supplement, waiver or modification would adversely affect the rights of the holders of any given class of Units (other than the Managing Member), such amendment shall require the consent of the holders of a majority of the then outstanding Units of each such class held by Members (other than the Managing Member), which majority must include (i) the Oaktree Members (x) so long as they hold Units of any such class and at least 10% of the Post-IPO Units or (y) if Section 3.2(f) is being amended, supplemented, waived or modified and the Oaktree Members are then entitled to preemptive rights under Section 3.2(f) and (ii) the Stonehill Members (x) so long as they hold Units of any such class and at least 10% of the Post-IPO Units or (y) if Section 3.2(f) is being amended, supplemented, waived or modified and the Stonehill Members are then entitled to preemptive rights under Section 3.2(f); provided, except as otherwise provided herein, no amendment, supplement, waiver or modification may materially, adversely and disproportionately (compared to the holders of Units of the same class) affect the rights of a holder of Units, as such, without the consent of such holder; provided further, however, that notwithstanding the foregoing, subject to the Stockholders Agreements, the Managing Member may, without the written consent of any other Member or any other Person, amend, supplement, waive or modify any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect: (1) any amendment, supplement, waiver or modification that the Managing Member determines to be necessary or appropriate in connection with the creation, authorization or issuance of any class of Units or other Capital Stock in the Company or other Company securities in accordance with this Agreement; (2) the admission, substitution, withdrawal or removal of Members in accordance with this Agreement; (3) a change in the name of the Company, the location of the principal place of business of the Company, the registered agent of the Company or the registered office of the Company; (4) any amendment, supplement, waiver or modification that the Managing Member determines in its sole discretion to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation; or (5) a change in the Fiscal Year or taxable year of the Company and any other changes that the Managing Member determines to be necessary or appropriate as a result of a change in the Fiscal Year or taxable year of the Company, including a change in the dates on which distributions are to be made by the Company.  If an amendment, supplement, waiver or modification has been approved in accordance with this Agreement, such amendment, supplement, waiver or modification shall be adopted and effective with respect to all Members.  Upon obtaining such approvals as may be required by this Agreement, and without further action or execution on the part of any other Member or other Person, any amendment, supplement, waiver or modification to this Agreement may be implemented and reflected in a writing executed solely by the Managing Member and the other Members shall be deemed a party to and bound by such amendment, supplement, waiver or modification.

Section 12.2                             Amendment of Certificate.  In the event that this Agreement shall be amended, supplemented or modified pursuant to this Article 12, the Managing Member shall amend, supplement or modify the Certificate to reflect such change if the Managing Member deems such amendment, supplement or modification of the Certificate to be necessary or appropriate.

Section 12.3                             Power of Attorney.  Each Member (other than the Stonehill Member and the Oaktree Member) hereby irrevocably constitutes and appoints the Managing Member as its true and lawful attorney-in-fact, with full power of substitution, in its name, place and stead to make, execute, sign, acknowledge (including swearing to), verify, deliver, record and file, on its behalf, the following:  (i) any amendment, supplement or modification to this Agreement which complies with the provisions of Section 12.1 of this Agreement; and (ii) the Certificate and any amendment, supplement or modification thereof required because this Agreement is amended, including an amendment, supplement or modification to effectuate any change in the membership of the Company or in the Capital Contributions of the Members.  This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Managing Member and, as such:  (A) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or the Managing Member shall have had notice thereof; (B) may be exercised for a Member by facsimile signature of the Managing Member or, after listing all of the Members, including such Member, by a single signature of the Managing Member acting as attorney-in-fact for all of them; and (C) shall survive the delivery of an assignment by a Member of the whole or any portion of its Interest in the Company, except that where the assignee thereof has been approved by the Managing Member for admission to the Company as a Substituted Member, this power-of-attorney given by the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Managing Member to execute, acknowledge and file any instrument necessary to effect such substitution.

ARTICLE 13.  MISCELLANEOUS

Section 13.1                             Entire Agreement.  This Agreement, together with the Exchange Agreement, the Tax Receivable Agreement, the Stockholders Agreements and the Registration Rights Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them with respect to the subject matter hereof (including the Prior Agreement), and it may not be modified or amended in any manner other than as set forth herein.

Section 13.2                             Governing Law.  This Agreement and the rights of the parties hereunder shall be governed by, and interpreted in accordance with, the law of the State of Delaware.

Section 13.3                             Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced as a result of any rule of law or public policy, all other terms and other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the greatest extent possible.

Section 13.4                             Effect.  Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and permitted assigns.

Section 13.5                             Captions.  Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

Section 13.6                             Counterparts.  This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signatures of each of the Members, which may be delivered via facsimile or .pdf, to one of such counterpart signature pages.  All of such counterpart signatures pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

Section 13.7                             Waiver of Partition.  The Members hereby agree that the Company assets are not and will not be suitable for partition.  Accordingly, each of the Members hereby irrevocably waives any and all rights (if any) that such Member may have to maintain any action for partition of any of such assets.

Section 13.8                             Consent to Jurisdiction; Waiver of Trial by Jury.  Each party hereto hereby irrevocably consents and agrees, for the benefit of each other party, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and with respect to the enforcement, modification, vacation or correction of an award rendered in an arbitration proceeding may be brought in any state or federal court located in the City of Wilmington, New Castle County, Delaware (a “Delaware Court”), and hereby irrevocably accepts and submits to the exclusive jurisdiction of each such Delaware Court with respect to any such action, suit or proceeding.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.  Each party hereto waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings brought in any such Delaware Court and hereby further waives and agrees not to plead or claim in any such Delaware Court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.  Each party agrees that (i) to the fullest extent permitted by law, service of process may be effectuated hereinafter by mailing a copy of the summons and complaint or other pleading by certified mail, return receipt requested, at its address set forth on the Schedule of Members and (ii) all notices that are required to be given hereunder may be given by the attorneys for the respective parties.

[FORM OF SIGNATURE PAGE]

DATED AS OF:

LIMITED LIABILITY COMPANY AGREEMENT OF
WOODSIDE HOMES COMPANY, LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Limited Liability Company Agreement of WOODSIDE HOMES COMPANY, LLC, dated as of           , 2014, to be duly executed as of the date first above written.

[NAME OF MEMBER]

By:
Name:
Title:

Address for Notices:

Attn:

Phone:
Fax:
e-mail:

JOINDER

For good and valuable consideration, the receipt and adequacy of which is acknowledged and confessed, Woodside Homes, Inc., a Delaware corporation, does hereby join this Agreement solely with respect to its rights and obligations set forth under Section 9.8 of the Agreement.

WOODSIDE HOMES, INC.

By:
Name:
Title: